NET LOSS PER SHARE	9 Months Ended
Sep. 30, 2024
NET LOSS PER SHARE
NET LOSS PER SHARE
13.	NET LOSS PER SHARE

The Series A and Series B Preferred Stock does not have similar economic rights to the common stock and management does not consider them to be in substance common shares for earnings per share (“EPS”) purposes. As a result, the weighted average Series A and Series B Preferred Stock outstanding during the period was not included in the calculation of weighted average common stock outstanding. The Public and Private Warrants were considered in diluted EPS under the treasury stock method, if dilutive.

Management determined that EPS was not presented for periods prior to the Merger as it was not considered to be meaningful.

The computation of loss per share and weighted average of the Company’s common stock outstanding for the period from the date of transaction close through September 30, 2024 is as follows (in thousands):

	Three months	Nine Months
	ended September 30,	Ended September 30,
	2024	2024
Net (loss)	$(1,150)	(4,197)
Basic and diluted weighted average shares outstanding, common stock	16,602	16,588
Basic and diluted loss per share of common stock	$(0.07)	(0.25)

The following table details the securities that have been excluded from the calculation of weighted-average shares for diluted earnings per share for the period presented as they were anti-dilutive (in thousands).

Warrants	15,148